CPG Vintage Access Fund II, LLC

Consolidated Schedule of Investments (Unaudited)

December 31, 2025

Investments in Investment Funds - 90.37%^	Original Acquisition Date	Cost	Fair Value
Asia/Pacific - 9.93%
Buyout - 9.93%
North Haven Private Equity Asia V, L.P.[a,b,c]	12/1/2018	$18,020,279	$22,136,749
Total Asia/Pacific		18,020,279	22,136,749

Global - 15.42%
Buyout - 10.51%
Adams Street - PE Co-Inv (SI) Fund L.P.[a,b,c]	12/1/2019	14,144,863	23,422,457

Credit - 4.91%
The Varde Fund XIII (A) (Feeder), L.P.[a,b,c]	11/1/2019	4,196,996	10,942,799
Total Global		18,341,859	34,365,256

North America - 65.02%
Buyout - 30.37%
Elliott Intermediate Co-Investment II L.P.[a,b,c]	8/1/2019	7,430,933	4,078,482
HarbourVest Partners Co-Investment Fund V L.P.[a,b,c]	7/1/2019	9,403,768	16,819,730
NB Select Opportunities Fund II LPa,b,c,d	12/1/2018	6,547,024	16,556,397
North Haven Capital Partners VII L.P.[a,b,c,e]	8/1/2020	19,813,425	30,217,098
Total Buyout		43,195,150	67,671,707

Credit - 17.43%
CVC Credit Partners Global Special Situations Fund IIa,c	12/1/2018	6,716,161	9,495,209
Medalist Partners Opportunity Fund II Offshore Feeder, L.P.[a,b]	3/1/2019	7,136,526	13,692,388
Oaktree Special Situations Fund II, L.P.[a,c]	2/1/2019	1,236,043	15,658,157
Total Credit		15,088,730	38,845,754

Growth - 17.22%
Blue Owl Healthcare Opportunities III L.P.[a,b,c]	9/4/2019	10,048,104	6,142,807
EW Healthcare Partners Fund 2, L.P.[a,b,c]	7/24/2019	12,679,355	12,450,015
KKR Next Generation Technology Growth Fund IIa,b,c	6/1/2019	15,507,458	19,768,642
Total Growth		38,234,917	38,361,464

Total North America		96,518,797	144,878,925

Total Investment Funds		132,880,935	201,380,930

Total Investments - 90.37%			201,380,930
Other assets in excess of liabilities - 9.63%			21,460,596
Net Assets - 100%			$222,841,526

^	Percentages are based on net assets as of December 31, 2025.
[a]	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amount to $201,380,930, which represents approximately 90.37% of net assets as of December 31, 2025.
[b]	Non-income producing security.
[c]	The Fund held unfunded commitments in the investments as of December 31, 2025.
[d]	Security is held by CPG VA Acquisition Fund II No. 2, LLC.
[e]	Security is held by CPG VA Acquisition Fund II, LLC.

See accompanying notes to schedule of investments.

CPG Vintage Access Fund II, LLC

Consolidated Schedule of Investments (Unaudited)

December 31, 2025

The following is a summary of significant accounting policies followed by the CPG Vintage Access Fund II, LLC (the “Fund”) in the preparation of its Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in Investment Funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Other investments are assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active

•	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient and are excluded from the fair value hierarchy in accordance with ASC 820. Other investments are assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The private capital Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

CPG Vintage Access Fund II, LLC

Consolidated Schedule of Investments (Unaudited)

December 31, 2025

The net asset value (“NAV”) of the Fund is determined by, or at the direction of, Macquarie Wealth Advisers, LLC (the “Adviser”) as of the close of business on the last business day of each quarter-end, each date that a closing occurs and at such other times as the Fund’s Board of Directors (the “Board”) shall determine. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a quarterly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place and subscription and redemption activity. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2*	Level 3*	Investments Measured at Net Asset Value(1)	Total
Investments
Investments in Private Investment Funds	$-	$-	$-	$201,380,930	$201,380,930
Total Investments	$-	$-	$-	$201,380,930	$201,380,930

* The Fund did not hold level 1, level 2 or level 3 securities at period end.

(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.